Exhibit 99.1
Resource Capital Corp. Market Update October 5, 2007

Business Overview Exchange / Ticker NYSE : "RSO" 144A Offering March 2005 $214.8 million Initial Public Offering - February 2006 27.6 million Follow-on Offering - December 2006 103.0 million Market Capitalization (1) 296.5 million Trust preferred - May / September 2006 50.0 million Investment Portfolio 2.4 billion Externally managed by a subsidiary of Resource America, Inc. (NASDAQ: "REXI") (1) As of October 3, 2007

Resource Capital Corporation A commercial finance business structured as a REIT with substantial focus on commercial mortgage investments as well as commercial loans Provides high value, customized financing solutions Whole loans B notes Mezzanine loans Bank loans Small business loans and leases Stated objective is to deliver a healthy dividend based on exceptional risk- adjusted returns on equity to shareholders by providing first-class financing solutions for our customers Committed and experienced sponsor and management team 9% ownership post offering ($26.5 million equity investment) Long track record in creating public shareholder value As of June 30, 2007, RCC had an investment portfolio of $2.4 billion

RCC - Investment Highlights Attractive Returns Declared Q3 2007 dividend of $0.41, an annualized $1.64 run rate High Yielding Portfolio $2.4 billion portfolio with an average yield of 7.7% Predominantly secured commercial mortgages and rated secured corporate loans (over 90%) Match Funding Principle Have issued 6 CDOs, providing long term cheap sources of funding assets Closed second Commercial Real Estate CDO in June 2007 at L+ 61bps Origination Platform Augmented origination capabilities by adding senior originators and a west coast office Strong loan origination of $1.0 billion since 7/1/06 with strong pipeline Disciplined Credit Culture with Proven Results Deep market knowledge Comprehensive asset and credit analysis Access to Resource America's 136 investment professionals

RCC - Accomplishments Built Out Origination Platform Bolstered capability to originate commercial real estate loans through addition of senior originators Have opened Los Angeles Office to focus on originating loans west of Denver Have continued to add originators and asset managers in NY, Philadelphia, and LA Raised Dividend Steadily since February 2006 IPO Capitalized on REXI Platform Generated Attractive Risk Adjusted Returns Declared third quarter dividend of $0.41, implying a 12.2% YoY growth Have increased or maintained dividend each quarter since IPO Built Portfolio and Large Pipeline of Loans Investment portfolio of $2.4 billion with a weighted-average yield of 7.7% Commercial RE portfolio of $1.0 billion as of 9/30/07 $350 million commercial finance CLO closed on 5/30/07 $131 million in the commercial mortgage closing/pipeline ? ? ? ? ? Match Funded Portfolio through 6 CDOs - Driving Down Cost of Capital and Enhancing Shareholder Returns ? December 2006 Follow on Offering Increased liquidity and enhanced returns upon deployment ?

Commercial RE Mortgage Platform Commercial real estate and net lease market $3+ trillion Portfolio of approximately $1 billion at 09/30/07 Approximately 71% of common equity and proceeds from TRUPS invested into Commercial RE Originated over $1 billion in loans since 7/1/06 Closed Two Commercial Real Estate CDO's $835 Million of Long-term locked in liabilities Weighted average cost of the two CRE CDO's is LIBOR + 61 bps

Power of the RRE Platform: Sourcing Capability Well over $4 billion in investments made RRE has deep knowledge of all major U.S. markets Strong relationships Deep relationships with borrowers, middle-market contacts and high-end brokers Established relationships bring repeat business Ability to customize solutions solidifies relationships with borrowers Extensive equity investment experience - RCC can "loan to own" Long track record of success - RRE and predecessors have been in business since 1991

RCC Real Estate Team As in its other businesses, Resource America has developed a strong team with extensive experience in the commercial real estate sector:

Originated Loans vs. Investments

RECENT DEVELOPMENTS IN THE COMMERCIAL MORTGAGE WORLD Since late July the commercial mortgage market has adjusted significantly Bond buyers for CMBS transactions have pulled-back significantly - Issuers are holding billions of dollars of CMBS There are signs that fixed rate buyers are returning, albeit at wider spreads, but floating rate buyers have not returned With the exception of balance sheet lenders, the large floating rate loan bid has disappeared from the market Loan amounts, pricing and terms have all changed with a much more conservative approach across the board Lenders have retreated to their traditional core competencies Wall Street conduits focused on 10 year fixed rate deals for stabilized properties Commercial Banks focused on recourse lending for broader relationship purposes Transitional bridge lenders, like RCC, making loans for value-add transactions to well capitalized proven sponsors As a result of dramatic changes in the debt market, equity is repricing with buyers and sellers adjusting to a new reality

RCC's commercial mortgage platform is fully built-out and well established with a total of 15 dedicated origination, asset management and capital markets professionals operating on a national basis RCC owns flexible long-term financing facilities at very low rates Absence of securitized lenders in the $15 to $50 million transitional arena creates opportunity and pricing power Ability to drive ROE by making loans at wider spreads and increased fees as existing portfolio rolls off RCC is an established capital provider in a space with greatly decreased competition RCC is poised to take advantage of the opportunity created by the changes in the commercial mortgage marketplace RCC WELL POSITIONED FOR CONTINUED GROWTH

EXAMPLES OF MARKET CHANGES Spreads have increased by between 100 and 150 basis points Return of full origination and exit fees and components of recourse Full interest, capital expenditure and other reserves factored into total loan with rebalancing and additional equity requirements Newly originated loans are being sized at lower LTVs to satisfy take- out requirements of fixed rate mortgage market

Return on Equity Actual results through Q2 2007 Actual results through Q2 2007 Actual results through Q2 2007 Portfolio Equity / Trups Invested Leverage ROE CMBS/RMBS/ABS 7% 13.9x 20.60% CRE Loans 57% 3.8x 14.9% Cash 6% 0.0x 5.20% CMBS 9% 7.0x 11.1% Bank Loans 20% 11.4x 22.00% Leasing Assets 1% 22.9x 28.50% Aggregate (gross return) 100% 15.9%

Return on Equity After Balance Sheet Optimization After Balance Sheet Optimization After Balance Sheet Optimization Portfolio Equity / Trups Invested Leverage ROE CMBS/RMBS/ABS 7% 13.9x 20.60% CRE Loans 57% 4.2x 16.10% Cash 6% 0.0x 5.20% CMBS 9% 7.0x 14.00% Bank Loans 20% 11.4x 24.00% Leasing Assets 1% 28.9x 38.50% Aggregate (gross return) 100% 17.90%

Liquidity at 9/28/07 (Unaudited) Description Amount (in Millions) Unrestricted cash balances $15.3 Undrawn capacity under an unsecured revolving credit facility 12.6 Undrawn capacity under a non-recourse term facility 5.0 Undrawn capacity under a secured term facility 18.6 Proforma unrestricted cash $51.5 Undrawn capacity for future funding obligations under the 2007 CRE CDO 39.7 Restricted cash available for investment 49.8 Restricted cash available for debt service 17.4 Undrawn capacity under secured repurchase facilities 505.8 Proforma total cash $664.2

Book Value / Mark-to-Market at 6/30/07 (in thousands) Description Limited Recourse Basis GAAP Common Stock (par value $0.001) 25 25 Additional paid-in capital 356,774 356,774 Offering proceeds, net $356,799 $356,799 Other Comprehensive income - ABS portfolio mark (27,000) (52,626) ABS derivative 341 341 ABS net mark (26,659) (52,285) Other marks (22) (22) CMBS portfolio mark (1,548) (1,548) CRE swap derivatives 1,947 1,947 OCI total (26,282) (51,908) Retained Earnings (14,293) (14,293) Stockholder's Equity $316,224 $290,298 Shares outstanding 25,116 25,116 Book Value $12.59 $11.57

Equity Composition Trends Equity Composition Trends

Illustrative Portfolio Mix

Resource America Relationship Resource Capital is externally managed by a subsidiary of Resource America (Nasdaq:REXI) Resource America is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and commercial finance sectors Resource America had $16.8 billion assets under management at 06/30/07, including 30 CDOs Resource America owned 2.0 million shares of RCC or approximately 8.0% at 06/30/07. Primarily all of these shares were purchased